UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 9, 2022, Eagle Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the closing of the Company’s cash and share offer for the entire issued and to be issued share capital of Acacia Pharma Group plc, a public company organized under the laws of England and Wales (“Acacia Pharma”), effected by means of a court sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Acquisition”).

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Original Form 8-K to provide the historical financial statements of Acacia Pharma as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b) not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. The pro forma financial information included in this Amendment No. 1 gives effect to certain pro forma events related to the Acquisition and has been presented for informational purposes only. It does not purport to represent the actual results of operations the Company and Acacia Pharma would have achieved had the Company held the assets of Acacia Pharma during the periods presented in the pro forma financial information. Moreover, it does not represent or purport to represent the future financial position or operating results of the Company following the Acquisition. Except as provided herein, the disclosures contained in this Amendment No. 1 have not been updated to reflect events, results or developments that have occurred since the filing of the Original 8-K. This Amendment should be read in conjunction with the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The historical audited consolidated financial statements of Acacia Pharma as of December 31, 2021 and 2020 and for the years then ended and the notes related thereto, and the independent auditors’ report thereon, are filed as Exhibit 99.1 and Exhibit 23.1, respectively, to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Acacia Pharma for the six months ended June 30, 2022 and the year ended December 31, 2021, and the notes related thereto, each giving effect to the Acquisition, are included as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of Acacia Pharma as of December 31, 2021 and 2020 and for the years then ended, and the notes related thereto.
99.2	Unaudited pro forma condensed combined financial information of the Company and Acacia Pharma for the six months ended June 30, 2022 and the year ended December 31, 2021, and the notes related thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2022	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer